SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC  20549


                               FORM 8-K

                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                  Date of Report:  September 29, 2000
                  -----------------------------------
                   (Date of earliest event reported)


                          UAL CORPORATION
                          ---------------
          (Exact name of registrant as specified in its charter)


            Delaware               1-6033       36-2675207
            --------               ------       ----------
(State or other jurisdiction     (Commission    (I.R.S. Employer
     of incorporation)           File Number)   Identification No.)


1200 Algonquin Road, Elk Grove Township, Illinois       60007
-------------------------------------------------       -----
 (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (847) 700-4000
                                                   --------------

                            Not Applicable
                            --------------
     (Former name or former address, if changed since last report)




ITEM 5.                 OTHER EVENTS.
                        -------------
    UAL Corporation (the "Company") is filing herewith a summary of selected provisions from the tentative agreement between United Air Lines, Inc. and the Air Line Pilots Association, International, as Exhibit 99.1, and a press release as Exhibit 99.2.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.
                ----------------------------------

Exhibit No.     Description
-----------     -----------

99.1            Summary of Selected Provisions
                from the Tentative Agreement between United Air Lines, Inc. and the Air Line Pilots Association, International

99.2            Press Release: UAL Corporation Expects to Post a Loss
                               for the Third Quarter


                              SIGNATURES


        Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                UAL CORPORATION



                                By:      /s/ Francesca M. Maher
                                         ----------------------
                               Name:     Francesca M. Maher
                               Title:    Senior Vice President,
                                         General Counsel and
                                         Secretary





Dated:  September 26, 2000